SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 1, 2005

                         WORLD WASTE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                   California
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         1-11476                                         95-3977501
--------------------------------------------------------------------------------
(Commission File Number)                   (I.R.S.  Employer Identification No.)

13520 Evening Creek Drive, Suite 130, San Diego, California             92128
--------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                      (Zip Code)

                                 (858) 391-3400
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement.

      See the discussion under Item 3.02 below, which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

      Offering of Notes and Warrants.

Subscription Agreements.

World Waste Technologies, Inc., a California corporation (the "Company") recently commenced a private placement of up to $3.0 million aggregate principal amount of the Company's senior secured promissory notes (the "Notes"), together with warrants (the "Warrants," and, together with the Notes, the "Securities") to purchase up to a total of 396,000 shares of common stock of the Company (the "Common Stock"), plus up to an additional $3.0 million aggregate principal amount of Notes and Warrants to acquire up to an additional 396,000 shares of Common Stock to cover over-subscriptions. On November 1, 2005, the Company closed a portion of this offering by entering into subscription agreements with 24 individual and institutional investors (collectively, the "Investors"), pursuant to which the Company sold and issued to the Investors $4,015,000 aggregate principal amount of Notes and Warrants to purchase up to a total of 529,980 shares of Common Stock. The gross aggregate proceeds to the Company from the sale of the Securities was $4,015,000. The Company may sell additional Securities pursuant to this offering to cover any remaining over-subscriptions (up to a maximum of $1,985,000 aggregate principal amount of Notes and Warrants to acquire up to 262,020 additional shares of Common Stock).

Use of Proceeds.

The Company plans to use the net proceeds of the offering to fund its ongoing business operations and other general corporate purposes, including continuing construction and commencing operations of its facility located in Anaheim, California.

Terms of the Notes.

Maturity Date of the Notes. The Notes are due and payable in full on the earlier to occur of (i) the closing of one or more equity financings generating gross proceeds in an aggregate amount of at least $9.0 million, or (ii) May 1, 2007.

Interest. The Notes bear interest at an annual rate of 10.00% payable quarterly in arrears, on December 31, March 31, June 30 and September 30 of each year, beginning on December 31, 2005.

Ranking and Security. The Notes are secured by a first-priority lien on substantially all of the Company's assets, and rank pari passu in right of payment with all existing and future senior indebtedness of the Company, and senior in right of payment to any subordinated indebtedness.

Events of Default. If an event of default on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest, if any, may be declared immediately due and payable, subject to certain conditions set forth in the Notes. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events of default involving the Company.

Covenants. The Notes prohibit the Company from taking certain actions without the approval of the holders of at least 75% in interest of the principal amount outstanding on all Notes issued in the offering. These actions include, among other things, a sale of all or substantially all of the Company's assets, the making of certain restricted payments, or the incurrence of any indebtedness or liens (in each case subject to certain exceptions).

Terms of the Warrants.

The Warrants are exercisable for a period of five years commencing as of their issuance date, at an exercise price of $0.01 per share.

Registration Rights Agreement.

In connection with the sale and issuance of the Securities, the Company and the Investors entered into a Registration Rights Agreement, dated November 1, 2005, pursuant to which the Company agreed to include the shares of Common Stock issuable upon exercise of the Warrants on a registration statement filed by the Company with the Securities and Exchange Commission.

Security Agreement.

In connection with the sale and issuance of the Securities, the Company and the Investors entered into a Security Agreement, dated November 1, 2005, pursuant to which the Company granted the Investors a security interest in substantially all of the Company's assets.

Placement Agents' Fees.

Chadbourn Securities, Inc. served as the Company's placement agent in connection with the offering in certain states in which Chadbourn is registered with the NASD as a broker/dealer (the "Chadbourn States"), and, for serving as such, received a cash fee from the Company of $307,200, and was issued warrants to acquire up to 134,600 shares of Common Stock at an exercise price of $2.50 per share and otherwise on the same terms as the Warrants sold to the Investors. The Company also agreed to reimburse Chadbourn for its reasonable expenses incurred in connection with the offering. Chadbourn in turn has re-allowed a portion of these fees ($267,550 in cash and warrants to acquire up to 79,300 shares of Common Stock) to Northeast Securities, Inc., an NASD registered broker/dealer ("NES"), in connection with NES acting as a selling agent for the offering.

NES also received a cash fee from the Company equal to 8.0% of the principal amount of Notes sold in all non-Chadbourn States (for a total cash fee of $4,000) and warrants to acquire up to 2,000 shares of Common Stock. The Company also agreed to reimburse NES for its reasonable expenses incurred in connection with the offering.

In addition to the fees referred to above, the Company paid $10,000 in cash and issued warrants to acquire up to 24,000 shares of Common Stock to third party finders.

John Pimentel, our chief executive officer, works with Cagan McAfee Capital Partners, LLC; Laird Cagan, a Managing Director of CMCP, acted as a registered representative of Chadbourn in connection with this offering.

Other.

WWT issued and sold the Securities pursuant to certain exemptions from registration provided by Rule 506 of Regulation D and Sections 4(2) and 4(6) of the Securities Act of 1933, as amended.

Copies of the Registration Rights Agreement, the Security Agreement, the form of Subscription Agreement, the form of Note and the form of Warrant are filed herewith as exhibits to this report. The summary of matters set forth above is qualified by reference to such exhibits.

Issuance of Stock Options

On November 1, 2005, the Company entered into Non-Qualified Stock Option Agreements with Ross M. Patten, Sam Pina Cortez and James Ferris (each a director of the Company), in connection with the grant to such directors of stock options under the Company's 2004 Stock Plan. Messrs. Patten, Cortez and Ferris were granted options to acquire up to 100,00 shares, 110,000 shares and 90,000 shares, respectively, of the Company's Common Stock, at an exercise price of $2.25 per share, the closing price of the Common Stock on the OTC Bulletin Board on November 1, 2005, the date of grant. These stock options are immediately exercisable into shares of restricted Common Stock and vest as follows: 1/24s of the shares vest on each of the first 24 monthly periods commencing as of August 1, 2005. Upon a change of control of the Company all unvested stock options will vest. The unvested portion of these options may be exercised by the holder at any time prior to their expiration in exchange for shares of restricted Common Stock.

On November 1, 2005, the Company entered into Incentive Stock Option Agreements with certain of its employees in connection with the grant to such employees of stock options under the Company's 2004 Stock Plan to acquire a total of up to 20,000 shares of the Company's Common Stock, at an exercise price of $2.25 per share, the closing price of the Common Stock on the OTC Bulletin Board on November 1, 2005, the date of grant. These stock options are immediately exercisable into shares of restricted Common Stock and vest as follows: 25% of the shares vest on August 1, 2006; thereafter, 1/48s of the shares vest in 36 equal monthly installments commencing September 1, 2006. Upon a change of control of the Company all unvested stock options will vest. The unvested portion of these options may be exercised by the holder at any time prior to their expiration in exchange for shares of restricted Common Stock.

WWT issued and sold these options pursuant to certain exemptions from registration provided by Rule 506 of Regulation D and Sections 4(2) and 4(6) of the Securities Act of 1933, as amended.

Copies of the forms of Non-Qualified Stock Option Agreement and the Incentive Stock Option Agreement are filed herewith as exhibits to this report. The summary of matters set forth above is qualified by reference to such exhibits.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.             Description
-----------             --------------------------------------------------------

10.1                    Form of Subscription Agreement.

10.2                    Form of Common Stock Purchase Warrant.

10.3                    Form of Senior Secured Promissory Note.

10.4 Form of Registration Rights Agreement, dated as of November 1, 2005 by and among World Waste Technologies, Inc. and the Investors named therein.

10.5 Form of Security Agreement, dated as of November 1, 2005 by and among World Waste Technologies, Inc. and the Investors named therein.

10.6                    Form of Non-Qualified Stock Option Agreement.

10.7                    Form of Incentive Stock Option Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              WORLD WASTE TECHNOLOGIES, INC.


                                              By: /s/ John Pimentel
                                                  -----------------
                                                  John Pimentel
                                                  Chief Executive Officer

Date: November 7, 2005

                                  Exhibit Index

Exhibit No.             Description
-----------             --------------------------------------------------------
10.1                    Form of Subscription Agreement.

10.2                    Form of Common Stock Purchase Warrant.

10.3                    Form of Senior Secured Promissory Note.

10.4 Form of Registration Rights Agreement, dated as of November 1, 2005 by and among World Waste Technologies, Inc. and the Investors named therein.

10.5                    Form of Security Agreement, dated as of November 1,
                        2005 by and among World Waste Technologies, Inc. and the Investors named therein.

10.6                    Form of Non-Qualified Stock Option Agreement.

10.7                    Form of Incentive Stock Option Agreement.